UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2009
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

1100 Louisiana St, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 24, 2009, Enterprise Products Partners L.P. (the “Partnership” or “Enterprise”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $500,000,000 principal amount of EPO’s 5.25% Senior Notes due 2020 (the “2020 Notes”) and $600,000,000 principal amount of EPO’s 6.125% Senior Notes due 2039 (the “2039 Notes,” and together with the 2020 Notes, the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for October 5, 2009.
     The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-145709 and 333-145709-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated September 24, 2009 relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated August 7, 2007, the “Prospectus”).
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership, EPO and EPO’s general partner have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.
     The Prospectus provides that EPO will use net proceeds from the offering (i) to repay $500.0 million in aggregate principal amount of its senior notes due October 2009 at maturity, (ii) to temporarily reduce borrowings outstanding under its multi-year revolving credit facility and (iii) for general company purposes. The Partnership expects to use some of the increased availability under the multi-year revolving credit facility to repay and terminate indebtedness under the credit facility of TEPPCO Partners, L.P. (“TEPPCO”) upon the consummation of the merger with TEPPCO, and to finance capital expenditures and other growth projects. Affiliates of the Underwriters are lenders under EPO’s multi-year revolving credit facility and, accordingly, will receive a substantial portion of the proceeds from the offering of Notes. In addition, from time to time the Underwriters engage in transactions with the Partnership and its affiliates in the ordinary course of business. The Underwriters have performed investment banking services for the Partnership and its affiliates in the last two years and have received fees for these services.
     The Securities are being issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”) as amended by the Sixteenth Supplemental Indenture thereto (the “Supplemental Indenture”). The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which is filed as an exhibit hereto and incorporated herein by reference and the Supplemental Indenture, which will be filed upon execution thereof.
     On September 24, 2009, the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.
Investor Notice
     In connection with the proposed merger, Enterprise has filed a registration statement on Form S-4 (Registration No. 333-161185), which includes a prospectus of Enterprise and a proxy statement of TEPPCO and other materials, with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT FILED WITH THE SEC AND THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS AND ANY OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ENTERPRISE, TEPPCO AND THE PROPOSED MERGER. A definitive proxy statement/prospectus seeking approval of the proposed merger from TEPPCO security holders was sent to such security holders on or about September 15, 2009. Investors, security holders and the public may obtain a free copy of the proxy statement/prospectus and other documents containing information about Enterprise and TEPPCO, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, TEPPCO Partners, L.P., (800) 659-0059.
     TEPPCO, its general partner and the directors and management of such general partner may be deemed to be “participants” in the solicitation of proxies from TEPPCO’s security holders in respect of the proposed merger. INFORMATION ABOUT THESE PERSONS AND THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER CAN BE FOUND IN THE PROXY STATEMENT/PROSPECTUS, TEPPCO’S 2008 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC.
Forward-Looking Statements
     This report and the attached exhibits contain various forward-looking statements and information that are based on the beliefs of Enterprise and TEPPCO and those of their respective general partners, as well as assumptions made by Enterprise and TEPPCO and information currently available to them. When used in this report, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding plans and objectives for future operations, are intended to identify forward-looking statements. They include statements regarding the timing and expected benefits of the business combination transaction involving Enterprise and TEPPCO, including:
•	expected commercial and operational synergies over time;

•	cash flow growth and accretion;

•	future distribution increases and growth;

•	internal growth projects;

•	future issuances of debt and equity securities; and

•	other objectives, expectations and intentions and other statements that are not historical facts.
     These statements are based on the current expectations and estimates of the management of Enterprise and TEPPCO and their respective general partners; actual results may differ materially due to certain risks and uncertainties. Although Enterprise, TEPPCO and their respective general partners believe that the expectations reflected in such forward-looking statements are reasonable, they cannot give assurances that such expectations will prove to be correct. For instance, although Enterprise and TEPPCO have signed a merger agreement, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if TEPPCO does not receive the necessary approval of their unitholders, and also may be terminated if any conditions to closing are not satisfied. Other risks and uncertainties that may affect actual results include:
•	Enterprise’s failure to successfully integrate the respective business operations of Enterprise and TEPPCO upon completion of the merger or its failure to successfully integrate any future acquisitions, maintain key personnel and customer relationships and obtain favorable contract renewals;

•	the failure to realize the anticipated cost savings, synergies and other benefits of the proposed merger;

•	the success of risk management activities;

•	environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves;

•	maintenance of the combined company’s credit rating and ability to receive open credit from its suppliers and trade counterparties;

•	declines in volumes transported on the combined company’s pipelines or barges;

•	reduction in demand for natural gas, various grades of crude oil, refined products, NGLs and petrochemicals and resulting changes in pricing conditions or pipeline throughput requirements;

•	fluctuations in refinery capacity;

•	the availability of, and the combined company’s ability to consummate, acquisition or combination opportunities;

•	Enterprise’s access to capital to fund additional acquisitions and Enterprise’s ability to obtain debt or equity financing on satisfactory terms;

•	unanticipated changes in crude oil market structure and volatility (or lack thereof);

•	the impact of current and future laws, rulings and governmental regulations;

•	the effects of competition;

•	continued creditworthiness of, and performance by, the combined company’s counterparties;

•	interruptions in service and fluctuations in rates of third party pipelines that affect the combined company’s assets;

•	increased costs or lack of availability of insurance;

•	fluctuations in crude oil, natural gas, NGL and related hydrocarbon prices and production due to weather and other natural and economic forces;

•	shortages or cost increases of power supplies, materials or labor;

•	weather interference with business operations or project construction;

•	terrorist attacks aimed at Enterprise’s or TEPPCO’s facilities;

•	general economic, market or business conditions; and

•	other factors and uncertainties discussed in this report and Enterprise’s and TEPPCO’s respective filings with the Securities and Exchange Commission, including their Annual Reports on Form 10-K for the year ended December 31, 2008 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009.
     You should not put undue reliance on any forward-looking statements. When considering forward-looking statements, please review carefully the risk factors described under “Risk Factors” in the proxy statement/prospectus described above and incorporated by reference into such document.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2009, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Press Release dated September 24, 2009.

99.2	Description of Notes and Description of Debt Securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC,
its general partner

Date: September 30, 2009	By:	/s/ Michael J. Knesek Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2009, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Press Release dated September 24, 2009.

99.2	Description of Notes and Description of Debt Securities.